UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Investment Grade Fixed Income Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864
Date of fiscal year end:	9/30
Date of reporting period:	3/31/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Investment Grade
Fixed Income Fund, Inc.

Mid-Year Report March 31, 2005 Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance Overview
and Portfolio Summary	2

Understanding and
Comparing Your Fund’s
Expenses	5

Portfolio of Investments	6

Statement of Assets
and Liabilities	10

Statement of
Operations	11

Statement of
Changes in Net Assets	12

Notes to Financial
Statements	14

Financial Highlights	21

Matters Relating to the
Directors’ Consideration
of the Continuance of the
Management Agreement	24

Board of Directors and
Executive Officers	29

For More Information	back
cover

To The Shareholders

Your mid-year shareholder report for Seligman Investment Grade Fixed Income Fund, Inc. follows this letter. This report contains your Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended March 31, 2005, the Fund posted a total return of (0.43)% based on the net asset value of Class A shares. During the same time period, the Lipper Corporate Debt BBB-Rated Funds Average returned 0.89% and the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 0.13% .

Thank you for your continued support of Seligman Investment Grade Fixed Income Fund, Inc. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

May 19, 2005

Manager	Shareholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Performance Overview
and Portfolio Summary

This section of the Mid-Year Report is intended to help you understand the performance of Seligman Investment Grade Fixed Income Fund and to provide a summary of the portfolio characteristics of the Fund.

Performance data quoted in this Mid-Year Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes than an investor may pay on distributions or the redemption of shares. Since the Fund’s inception, J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to reimburse expenses other than management fees and distribution and service fees to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. Absent such reimbursements, returns and yields would have been lower. This undertaking will remain in effect until December 31, 2006.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The performance of each class is included in the total returns table and will differ based on the differences in sales charges and fees paid by shareholders.

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance Overview
and Portfolio Summary

Investment Results

Total Returns
For the Periods Ended March 31, 2005

		Average Annual

			Class A, B, C	Class I	Class R
			and D Since	Since	Since
	Six		Inception	Inception	Inception
Class A	Months*	One Year	10/1/01	11/30/01	4/30/03

With Sales Charge	(5.12)%	(5.45)%	2.37%	n/a	n/a

Without Sales Charge	(0.43)	(0.73)	3.82	n/a	n/a

Class B

With CDSC†	(5.71)	(6.29)	2.25	n/a	n/a

Without CDSC	(0.80)	(1.46)	3.06	n/a	n/a

Class C

With Sales Charge and CDSC††	(2.72)	(3.35)	2.77	n/a	n/a

Without Sales Charge and CDSC	(0.80)	(1.47)	3.05	n/a	n/a

Class D

With 1% CDSC	(1.92)	(2.57)	n/a	n/a	n/a

Without CDSC	(0.94)	(1.60)	3.01	n/a	n/a

Class I	(0.32)	(0.52)	n/a	4.13%	n/a

Class R

With 1% CDSC	(1.51)	(1.90)	n/a	n/a	n/a

Without CDSC	(0.53)	(0.93)	n/a	n/a	1.43%

Lehman Brothers
Government/Credit Bond Index‡	0.13	0.40	5.37	5.45	2.80

Lipper Corporate Debt
BBB-Rated Funds Average‡	0.89	1.57	4.02	5.91	4.38

Net Asset Value Per Share

	3/31/05	9/30/04	3/31/04

Class A	$7.16	$7.29	$7.41

Class B	7.16	7.29	7.41

Class C	7.16	7.29	7.41

Class D	7.15	7.29	7.41

Class I	7.16	7.29	7.41

Class R	7.16	7.29	7.41

Dividend Per Share and Yield Information
For the Period Ended March 31, 2005

Dividendsø	SEC 30-Day Yieldøø

$0.099	3.04%

0.072	2.45

0.076	2.41

0.071	2.44

0.108	3.43

0.092	2.94

Weighted Average Maturity	9.08 years

See footnotes on page 4.

Performance Overview
and Portfolio Summary

Portfolio Composition

	Percent of Total

	3/31/05	9/30/04

US Government Securities	27.0%	22.2%

Government Agency Securities	26.8	13.5

Government Agency Mortgage-Backed Securities	6.2	19.2

Corporate Bonds	27.5	20.1

Short-Term Securities	12.5	25.0

Total	100.0	100.0

Moody’s Ratings#

Aaa	70.2%

Aa	4.3

A	15.4

Baa	10.1

Total	100.0%

*	Returns for periods of less than one year are not annualized.
†	The CDSC is 5% for periods of one year or less and 3% since inception.
††	The CDSC is 1% for periods of 18 months or less.
‡	The Lehman Brothers Government/Credit Bond Index (the “Lehman Index”) and the Lipper Corporate Debt BBB-Rated
Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The
Lehman Index is composed of investment-grade bonds (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The Lipper Average measures the performance of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Lehman Index excludes the effect of taxes, fees and sales charges, and the Lipper Average excludes the effect of taxes and sales charges. Investors cannot invest directly in an index or average.
ø	Represents per share amount paid or declared for the period ended March 31, 2005.
øø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2005, has been computed in accordance with SEC regulations and will vary.
#	Credit ratings are those issued by Moody’s Investors Services, Inc. (“Moody’s”). Percentages are based on current market values of long-term holdings at March 31, 2005. Holdings and credit ratings are subject to change.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of October 1, 2004 and held for the entire six-month period ended March 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	10/1/04	Ratio*	3/31/05	10/1/04 to 3/31/05	3/31/05	10/1/04 to 3/31/05

Class A	$1,000.00	1.25%	$995.70	$6.22	$1,018.70	$6.29

Class B	1,000.00	2.00	992.00	9.93	1,014.96	10.05

Class C	1,000.00	2.00	992.00	9.93	1,014.96	10.05

Class D	1,000.00	2.00	990.60	9.93	1,014.96	10.05

Class I	1,000.00	0.99	996.80	4.93	1,020.00	4.99

Class R	1,000.00	1.50	994.70	7.46	1,017.30	7.54

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges. The Manager has contractually undertaken to reimburse expenses other than management fee and 12b-1 fees to the extent that they exceed 0.50% per annum of average net assets through December 31, 2006. Absent such waiver, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the annualized expense ratio of each class based on actual expenses for the period October 1, 2004 to March 31, 2005, multiplied by the average account value over the period, multiplied by 182/365 (number of days in the period).

Portfolio of Investments(Unaudited)
March 31, 2005
	Principal Amount	Value
U.S. Government and
Government Agency Securities 58.9%

US Government Securities 26.5%

US Treasury Bonds

5.375%, 2/15/2031	$1,870,000	$2,038,666

US Treasury Notes:

2.625%, 11/15/2006	1,270,000	1,248,818

3%, 11/15/2007	600,000	587,156

3.625%, 1/15/2010	315,000	307,556

4.25%, 11/15/2014	2,880,000	2,821,389

4%, 2/15/2015	55,000	52,860

Total US Government Securities		7,056,445

Government Agency SecuritiesØ 26.3%

Freddie Mac:

4.72%, 5/19/2009	395,000	395,794

4.375%, 3/1/2010	750,000	741,088

4.75%, 10/11/2012	210,000	206,958

4%, 10/15/2017	1,385,000	1,288,315

5.20%, 3/5/2019	455,000	450,088

Fannie Mae:

2.50%, 7/16/2007	5,000	4,830

3.80%, 1/18/2008	910,000	898,255

5%, 4/6/2010	2,045,000	2,053,943

5%, 3/2/2015	985,000	974,074

Total Government Agency Securities		7,013,345

Government Agency Mortgage-Backed Securities†Ø 6.1%

Freddie Mac Gold:

4.5%, 11/1/2007	230,054	231,135

5.5%, 6/1/2018	113,758	116,260

6.5%, 2/1/2033	149,243	155,194

See footnotes on page 9.

Portfolio of Investments(Unaudited)
March 31, 2005
	Principal Amount	Value
Fannie Mae:

7%, 1/1/2008	$45,120	$46,728

7%, 2/1/2012	21,157	21,911

6.5%, 5/1/2017	65,724	68,672

5.5%, 2/1/2018	135,846	138,632

7%, 1/1/2032	76,183	80,401

7%, 5/1/2032	159,885	168,723

6%, 11/1/2034	592,226	605,678

Total Government Agency Mortgage-Backed Securities		1,633,334

Total US Government and
Government Agency Securities (Cost $15,801,146)		15,703,124

Corporate Bonds 27.0%

Beverages 0.6%

PepsiAmericas 4.875%, 1/15/2015	150,000	147,112

Capital Markets 2.3%

Goldman Sachs Capital 6.345%, 2/15/2034	140,000	143,964

Goldman Sachs Group 5%, 10/1/2014	125,000	121,367

Lehman Brothers Holdings 3.021%, 11/10/2009	155,000	155,554

Morgan Stanley 6.6%, 4/1/2012	185,000	202,226

		623,111

Commercial Banks 3.2%

Bank One 5.9%, 11/15/2011	235,000	246,934

Fifth Third Bancorp 4.5%, 6/1/2018	110,000	101,428

KeyBank 5.7%, 8/15/2012	220,000	229,819

Wells Fargo 3%, 3/10/2008	280,000	280,010

		858,191

Construction and Engineering 0.9%

Pulte Homes 6%, 2/15/2035	255,000	232,203

Consumer Finance 4.2%

Ford Motor Credit 7%, 10/1/2013	75,000	72,768

General Electric Capital 3.27%, 9/15/2014	360,000	363,295

General Motors Acceptance 3.56%, 1/16/2007	385,000	369,090

SLM 4%, 1/15/2009	165,000	161,544

SLM 4.536%, 2/1/2010	155,000	152,835

		1,119,532

See footnotes on page 9.

Portfolio of Investments(Unaudited)
March 31, 2005
	Principal Amount	Value
Diversified Financial Services 1.5%

CIT Group 5%, 2/13/2014	$125,000	$123,064

Citigroup 3.1%, 6/9/2009	150,000	150,410

Citigroup 5.875%, 2/22/2033	125,000	126,887

		400,361

Diversified Telecommunication Services 1.1%

BellSouth 2.919%, 11/15/2007	100,000	100,124

BellSouth 6%, 11/15/2034	35,000	34,944

SBC Communications 5.1%, 9/15/2014	155,000	151,355

		286,423

Electric Utilities 0.8%

Entergy Arkansas 5.66%, 2/1/2025	225,000	223,779

Energy Equipment and Services 0.7%

Halliburton 8.75%, 2/15/2021	140,000	184,133

Food and Staples Retailing 1.1%

Safeway 5.625%, 8/15/2014	295,000	296,042

Health Care Providers and Services 0.6%

UnitedHealth Group 3.3%, 1/30/2008	160,000	155,340

Household Durables 0.5%

Fortune Brands 2.875%, 12/1/2006	135,000	132,587

Media 1.3%

Cox Communications 4.625%, 1/15/2010††	115,000	111,864

Time Warner 9.15%, 2/1/2023	135,000	177,911

Time Warner 7.625%, 4/15/2031	50,000	58,919

		348,694

Multi-Utilities and Unregulated Power 3.7%

Alabama Power 3.063%, 8/25/2009	165,000	165,246

Carolina Power & Light 5.95%, 3/1/2009	245,000	255,968

Duke Energy 5.3%, 10/1/2015	175,000	176,527

Public Service Electric and Gas 5%, 8/15/2014	300,000	297,748

Southern California Edison 5%, 1/15/2016	75,000	73,702

		969,191

Oil and Gas 1.9%

Murphy Oil 6.375%, 5/1/2012	345,000	375,316

Valero Energy 6.875%, 4/15/2012	115,000	127,826

		503,142

See footnotes on page 9.

Portfolio of Investments(Unaudited)
March 31, 2005
	Principal Amount	Value
Pharmaceuticals and Biotechnology 0.6%

Amgen 4%, 11/18/2009	$170,000	$165,757

Thrifts and Mortgage Finance 1.1%

Countrywide Home Loans 3.05%, 11/16/2007	120,000	120,172

Washington Mutual 4.20%, 1/15/2010	175,000	170,482

		290,654

Wireless Telecommunication Services 0.9%

Verizon Global Funding 7.75%, 12/1/2030	50,000	60,616

Verizon Wireless Capital 5.375%, 12/15/2006	180,000	183,448

		244,064

Total Corporate Bonds (Cost $7,307,278)		7,180,316

Short-Term Holdings 12.2%

US Government Agency Securities 9.3%

Federal Farm Credit 2.65%, 4/7/2005	2,475,000	2,473,907

Repurchase Agreement 2.9%

State Street Bank and Trust 2.4%, dated 3/31/2005,
maturing 4/1/2005, collateralized by: $820,000
US Treasury Notes, 3.625%, 7/15/2006,
with a fair market value of $809,750	784,000	784,000

Total Short-Term Holdings (Cost $3,257,907)		3,257,907

Total Investments (Cost $26,366,331) 98.1%		26,141,347

Other Assets Less Liabilities 1.9%		509,739

Net Assets 100.0%		$26,651,086

†	Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
††	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
ø	Securities issued by these agencies are neither guaranteed nor insured by the United States Government.

See Notes to Financial Statements.

Statement of Assets and Liabilities(Unaudited)
March 31, 2005

Assets:

Investments, at value:

US Government and Government Agency Securities (Cost $15,801,146)		$15,703,124

Corporate bonds (Cost $7,307,278)		7,180,316

Short-term holdings (Cost $3,257,907)		3,257,907

Total investments (Cost $26,366,331)		26,141,347

Cash		7,155

Receivable for securities sold		2,405,216

Interest receivable		199,096

Expenses prepaid to shareholder service agent		6,784

Receivable for Capital Stock sold		1,318

Other		23,735

Total Assets		28,784,651

Liabilities:

Payable for securities purchased		2,044,386

Dividends payable		30,434

Management fees payable		11,321

Payable to the Manager (Note 5)		9,766

Distribution and service fees payable		8,270

Payable for Capital Stock repurchased		7,849

Accrued expenses and other		21,539

Total Liabilities		2,133,565

Net Assets		$26,651,086

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000
shares authorized; 3,723,741 shares outstanding):

Class A		$1,930

Class B		497

Class C		227

Class D		152

Class I		918

Class R		—

Additional paid-in capital		27,147,734

Dividends in excess of net investment income		(63,763)

Accumulated net realized loss		(211,625)

Net unrealized depreciation of investments		(224,984)

Net Assets		$26,651,086

Net Asset Value Per Share:

Class A	($13,811,613 ÷ 1,929,769 shares)	$7.16

Class B	($3,553,134 ÷ 496,389 shares)	$7.16

Class C	($1,626,571 ÷ 227,258 shares)	$7.16

Class D	($1,086,788 ÷ 151,906 shares)	$7.15

Class I	($6,571,440 ÷ 918,204 shares)	$7.16

Class R	($1,540 ÷ 215 shares)	$7.16

See Notes to Financial Statements.

Statement of Operations(Unaudited)
For the Period Ended March 31, 2005

Investment Income:

Interest	$535,410

Expenses:

Shareholder account services	80,554

Management fee	71,629

Distribution and service fees	55,010

Registration	40,128

Auditing and legal fees	25,163

Shareholder reports and communications	9,823

Custody and related services	9,075

Directors’ fees and expenses	3,718

Miscellaneous	3,684

Total Expenses Before Reimbursement	298,784

Reimbursement of expenses (Note 5)	(100,579)

Total Expenses After Reimbursement	198,205

Net Investment Income	337,205

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	5,498

Net change in unrealized appreciation of investments	(456,600)

Net Loss on Investments	(451,102)

Decrease in Net Assets from Operations	$(113,897)

See Notes to Financial Statements.

Statements of Changes in Net Assets
(Unaudited)

	Six Months Ended	Year Ended
	March 31, 2005	September 30, 2004

Operations:

Net investment income	$337,205	$631,097

Net realized gain (loss) on investments	5,498	(33,725)

Net change in unrealized appreciation of investments	(456,600)	(197,459)

Increase (Decrease) in Net Assets from Operations	(113,897)	399,913

Distributions to Shareholders:

Dividends from net investment income:

Class A	(186,533)	(375,233)

Class B	(33,750)	(69,292)

Class C	(14,551)	(27,759)

Class D	(15,598)	(37,894)

Class I	(86,720)	(120,887)

Class R	(53)	(32)

Total	(337,205)	(631,097)

Dividends in excess of net investment income:

Class A	(17,219)	(86,058)

Class B	(4,440)	(23,538)

Class C	(1,912)	(9,432)

Class D	(2,131)	(13,016)

Class I	(7,243)	(25,093)

Class R	(6)	(8)

Total	(32,951)	(157,145)

Net realized short-term gain on investments:

Class A	—	(166,252)

Class B	—	(47,942)

Class C	—	(19,227)

Class D	—	(23,283)

Class I	—	(44,801)

Class R	—	(17)

Total	—	(301,522)

Net realized long-term gain on investments:

Class A	—	(26,682)

Class B	—	(7,694)

Class C	—	(3,086)

Class D	—	(3,731)

Class I	—	(7,190)

Class R	—	(3)

Total	—	(48,386)

Decrease in Net Assets from Distributions	(370,156)	(1,138,150)

(Continued on next page.)

Statements of Changes in Net Assets
(Unaudited) (continued)
	Six Months Ended	Year Ended
	March 31, 2005	September 30, 2004

Transactions in Capital Stock:

Net proceeds from sales of shares	$2,394,864	$6,110,582

Investment of dividends	314,819	650,389

Exchanged from associated funds	1,321,536	5,419,918

Shares issued in payment of gain distribution	—	291,665

Total	4,031,219	12,472,554

Cost of shares repurchased	(4,144,483)	(5,360,264)

Exchanged into associated funds	(3,610,264)	(2,740,309)

Total	(7,754,747)	(8,100,573)

Increase (Decrease) in Net Assets from Transactions in Capital Stock	(3,723,528)	4,371,981

Increase (Decrease) in Net Assets	(4,207,581)	3,633,744

Net Assets:

Beginning of period	30,858,667	27,224,923

End of period (Net of dividends in excess of net investment
income of $63,763 and $30,812, respectively)	$26,651,086	$30,858,667

See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)

1.	Organization — Seligman Investment Grade Fixed Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on June 21, 2001 as an open-end, diversified management investment company. The Fund had no operations prior to October 1, 2001 (commencement of operations) other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 14,006 shares of Capital Stock for $100,003 on August 23, 2001.

2.	Multiple Classes of Shares — The Fund offers six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman registered investment company (“Seligman Funds”), the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in US Government and Government agency securities, bonds and asset-backed securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield

Notes to Financial Statements (Unaudited)

curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable are recorded on ex-dividend dates.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

4.	Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and Government agency securities and short-term investments, for the six months ended March 31, 2005, amounted to $7,530,182 and $6,836,472, respectively; purchases and sales of US Government and Government agency securities were $19,009,630 and $19,460,942, respectively.

5.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management fees and distribution and service fees, that exceed 0.50% per annum of the Fund’s average daily net assets through December 31, 2006. For the six months ended March 31, 2005, the amount of expenses reimbursed by the Manager to the Fund was $100,579. At March 31, 2005, the Fund owed the Manager $9,766 relating to the Manager’s overpayment of the reimbursement.

The Distributor, agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $363 from sales of Class A shares. Commissions of $2,547 and $202 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter

Notes to Financial Statements (Unaudited)

into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees monthly to the Fund pursuant to the Plan. For the six months ended March 31, 2005, fees incurred under the Plan aggregated $18,373 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the six months ended March 31, 2005, amounted to $8,054.

For the six months ended March 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares amounted to $19,114, $8,271, $9,239 and $13, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended March 31, 2005, such charges amounted to $2,913. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2005, Seligman Services, Inc. received commissions of $27 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $566 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $80,554 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of March 31, 2005, the Fund’s potential obligation under the Guaranties is $24,600. As of March 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at March 31, 2005, of $883 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. The directors currently have limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of participating banks. For the six months ended March 31, 2005, the Fund did not borrow from the credit facility.

7.	Federal tax information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented below is based on operating results for the six months ended March 31, 2005 and will vary from the final tax information as of the Fund’s year-end.

At March 31, 2005, the cost of investments for federal income tax purposes was $26,421,357. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $31,682 and the amortization of premiums for financial reporting purposes of $51,751.

At March 31, 2005, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$94,520

Gross unrealized depreciation of portfolio securities	(374,531)

Net unrealized depreciation of portfolio securities	(280,011)

Capital loss carryforward	(33,578)

Net realized capital loss	(186,783)

Undistributed ordinary income	31,327

Total accumulated losses	$(469,045)

The tax characterization of distributions paid was as follows:

	Six Months Ended	Year Ended
	March 31, 2005	September 30, 2004

Ordinary income	$370,156	$1,089,764

Long-term capital gains	—	48,386

Notes to Financial Statements (Unaudited)

At September 30, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $33,578, which is available for offset against future taxable net capital gains expiring in 2012. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforward.

8.	Transactions in Capital Stock — The Fund has authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	March 31, 2005		September 30, 2004

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	108,618	$790,180	417,569	$3,048,731

Investment of dividends	23,329	169,580	49,709	362,220

Exchanged from associated funds	75,955	552,017	284,736	2,081,462

Shares issued in payment
of gain distribution	—	—	20,931	152,993

Conversion from Class B*	14,882	108,100	13,746	100,233

Total	222,784	1,619,877	786,691	5,745,639

Cost of shares repurchased	(373,253)	(2,718,579)	(321,801)	(2,340,988)

Exchanged into associated funds	(254,108)	(1,848,533)	(144,346)	(1,057,529)

Total	(627,361)	(4,567,112)	(466,147)	(3,398,517)

Increase (decrease)	(404,577)	$(2,947,235)	320,544	$2,347,122

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	7,549	$54,431	14,787	$107,632

Investment of dividends	3,417	24,836	9,066	66,121

Exchanged from associated funds	48,417	352,229	253,876	1,852,081

Shares issued in payment
of gain distribution	—	—	5,992	43,734

Total	59,383	431,496	283,721	2,069,568

Cost of shares repurchased	(78,883)	(572,718)	(154,351)	(1,117,520)

Exchanged into associated funds	(48,743)	(354,052)	(130,153)	(946,971)

Conversion to Class A*	(14,878)	(108,072)	(13,738)	(100,180)

Total	(142,504)	(1,034,842)	(298,242)	(2,164,671)

Decrease	(83,121)	$(603,346)	(14,521)	$(95,103)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	10,092	$73,559	34,054	$247,315

Investment of dividends	1,746	12,684	3,741	27,269

Exchanged from associated funds	29,718	216,418	48,619	356,085

Shares issued in payment
of gain distribution	—	—	2,359	17,247

Total	41,556	302,661	88,773	647,916

Cost of shares repurchased	(39,290)	(286,341)	(74,858)	(539,452)

Exchanged into associated funds	(3,450)	(25,035)	(34,569)	(250,164)

Total	(42,740)	(311,376)	(109,427)	(789,616)

Decrease	(1,184)	$(8,715)	(20,654)	$(141,700)

See footnotes on page 19.

Notes to Financial Statements (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2005		September 30, 2004

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	61,233	$445,780	72,918	$530,266

Investment of dividends	2,402	17,472	6,778	49,369

Exchanged from associated funds	25,174	183,044	154,932	1,130,290

Shares issued in payment
of gain distribution	—	—	3,670	26,804

Total	88,809	646,296	238,298	1,736,729

Cost of shares repurchased	(54,114)	(393,966)	(153,624)	(1,111,963)

Exchanged into associated funds	(187,633)	(1,364,309)	(67,289)	(485,645)

Total	(241,747)	(1,758,275)	(220,913)	(1,597,608)

Increase (decrease)	(152,938)	$(1,111,979)	17,385	$139,121

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	141,829	$1,030,272	298,624	$2,176,584

Investment of dividends	12,416	90,214	19,961	145,370

Shares issued in payment
of gain distribution	—	—	6,959	50,868

Total	154,245	1,120,486	325,544	2,372,822

Cost of shares repurchased	(23,895)	(172,804)	(34,717)	(250,341)

Increase	130,350	$947,682	290,827	$2,122,481

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	85	$616	—	$—

Investment of dividends	5	33	5	40

Exchanged from associated funds	2,442	17,828	—	—

Shares issued in payment
of gain distribution	—	—	3	19

Total	2,532	18,477	8	59

Cost of shares repurchased	(10)	(75)	—	—

Exchanged into associated funds	(2,519)	(18,335)	—	—

Total	(2,529)	(18,410)	—	—

Increase	3	$67	8	$59

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

Notes to Financial Statements (Unaudited)

9.	Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman Funds. Seligman Investment Grade Fixed Income Fund, Inc. was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares.

Financial Highlights (Unaudited)

The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	Class A				Class B

		Year Ended				Year Ended
	Six Months	September 30,			Six Months	September 30,
	Ended				Ended
	3/31/05	2004	2003	2002	3/31/05	2004	2003	2002

Per Share Data:

Net Asset Value,
Beginning of Period	$7.29	$7.48	$7.41	$7.14	$7.29	$7.48	$7.41	$7.14

Income from
Investment Operations:

Net investment income	0.09	0.17	0.18	0.23	0.06	0.11	0.13	0.17

Net realized and unrealized
gain (loss) on investments	(0.12)	(0.06)	0.17	0.29	(0.12)	(0.06)	0.17	0.30

Total from Investment
Operations	(0.03)	0.11	0.35	0.52	(0.06)	0.05	0.30	0.47

Less Distributions:

Dividends from net
investment income	(0.09)	(0.17)	(0.18)	(0.23)	(0.06)	(0.11)	(0.13)	(0.18)

Dividends in excess of
net investment income	(0.01)	(0.04)	(0.04)	(0.02)	(0.01)	(0.04)	(0.04)	(0.02)

Distributions from net
realized capital gain	—	(0.09)	(0.06)	—	—	(0.09)	(0.06)	—

Total Distributions	(0.10)	(0.30)	(0.28)	(0.25)	(0.07)	(0.24)	(0.23)	(0.20)

Net Asset Value,
End of Period	$7.16	$7.29	$7.48	$7.41	$7.16	$7.29	$7.48	$7.41

Total Return	(0.43)%	1.52%	4.94%	7.48%	(0.80)%	0.77%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$13,812	$17,008	$15,055	$6,906	$3,553	$4,223	$4,441	$3,041

Ratio of expenses to
average net assets	1.25%*	1.25%	1.25%	1.25%	2.00%*	2.00%	2.00%	2.00%

Ratio of net income to
average net assets	2.50%*	2.29%	2.46%	3.18%	1.75%*	1.54%	1.71%	2.43%

Portfolio turnover rate	112.38%	249.13%	508.53%	253.47%	112.38%	249.13%	508.53%	253.47%

Without expense
reimbursement:†

Ratio of expenses to
average net assets	2.15%*	2.27%	2.50%	5.52%	2.90%*	3.02%	3.25%	6.27%

Ratio of net income (loss)
to average net assets	1.60%*	1.27%	1.21%	(1.09)%	0.85%*	0.52%	0.46%	(1.85)%

See footnotes on page 23.

Financial Highlights (Unaudited)

	Class C				Class D

		Year Ended				Year Ended
	Six Months	September 30,			Six Months	September 30,
	Ended				Ended
	3/31/05	2004	2003	2002	3/31/05	2004	2003	2002

Per Share Data:

Net Asset Value,
Beginning of Period	$7.29	$7.48	$7.41	$7.14	$7.29	$7.48	$7.41	$7.14

Income from
Investment Operations:

Net investment income	0.06	0.11	0.13	0.17	0.06	0.11	0.13	0.17

Net realized and unrealized
gain (loss) on investments	(0.12)	(0.06)	0.17	0.30	(0.13)	(0.06)	0.17	0.30

Total from
Investment Operations	(0.06)	0.05	0.30	0.47	(0.07)	0.05	0.30	0.47

Less Distributions:

Dividends from net
investment income	(0.06)	(0.11)	(0.13)	(0.18)	(0.06)	(0.11)	(0.13)	(0.18)

Dividends in excess of
net investment income	(0.01)	(0.04)	(0.04)	(0.02)	(0.01)	(0.04)	(0.04)	(0.02)

Distributions from net
realized capital gain	—	(0.09)	(0.06)	—	—	(0.09)	(0.06)	—

Total Distributions	(0.07)	(0.24)	(0.23)	(0.20)	(0.07)	(0.24)	(0.23)	(0.20)

Net Asset Value,
End of Period	$7.16	$7.29	$7.48	$7.41	$7.15	$7.29	$7.48	$7.41

Total Return	(0.80)%	0.77%	4.17%	6.69%	(0.94)%	0.77%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$1,626	$1,665	$1,862	$636	$1,087	$2,221	$2,149	$1,179

Ratio of expenses to
average net assets	2.00%*	2.00%	2.00%	2.00%	2.00%*	2.00%	2.00%	2.00%

Ratio of net income to
average net assets	1.75%*	1.54%	1.71%	2.43%	1.75%*	1.54%	1.71%	2.43%

Portfolio turnover rate	112.38%	249.13%	508.53%	253.47%	112.38%	249.13%	508.53%	253.47%

Without expense
reimbursement:†

Ratio of expenses to
average net assets	2.90%*	3.02%	3.25%	6.27%	2.90%*	3.02%	3.25%	6.27%

Ratio of net income (loss)
to average net assets	0.85%*	0.52%	0.46%	(1.85)%	0.85%*	0.52%	0.46%	(1.85)%

See footnotes on page 23.

Financial Highlights (Unaudited)

	Class I					Class R

	Six	Year Ended				Six
	Months	September 30,		11/30/01**		Months	Year	4/30/03**
	Ended			to		Ended	Ended	to
	3/31/05	2004	2003	9/30/02		3/31/05	9/30/04	9/30/03

Per Share Data:

Net Asset Value,
Beginning of Period	$7.29	$7.48	$7.41	$7.13		$7.29	$7.48	$7.42

Income from
Investment Operations:

Net investment income	0.09	0.18	0.20	0.20		0.08	0.15	0.06

Net realized and unrealized
gain (loss) on investments	(0.12)	(0.06)	0.17	0.30		(0.12)	(0.06)	0.09

Total from Investment
Operations	(0.03)	0.12	0.37	0.50		(0.04)	0.09	0.15

Less Distributions:

Dividends from net
investment income	(0.09)	(0.18)	(0.20)	(0.20)		(0.08)	(0.15)	(0.06)

Dividends in excess of net
investment income	(0.01)	(0.04)	(0.04)	(0.02)		(0.01)	(0.04)	(0.03)

Distributions from net
realized capital gain	—	(0.09)	(0.06)	—		—	(0.09)	—

Total Distributions	(0.10)	(0.31)	(0.30)	(0.22)		(0.09)	(0.28)	(0.09)

Net Asset Value,
End of Period	$7.16	$7.29	$7.48	$7.41		$7.16	$7.29	$7.48

Total Return	(0.32)%	1.76%	5.26%	7.19%		(0.53)%	1.31%	1.98%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$6,571	$5,740	$3,715	$1,709		$2	$2	$2

Ratio of expenses to
average net assets	0.99%*	0.98%	1.00%	1.00	%*	1.50%*	1.50%	1.50	%*

Ratio of net income to
average net assets	2.76%*	2.56%	2.71%	3.37	%*	2.25%*	2.04%	1.94	%*

Portfolio turnover rate	112.38%	249.13%	508.53%	253.47	%††	112.38%	249.13%	508.53	%†††

Without expense
reimbursement:†

Ratio of expenses to
average net assets			1.08%	5.10	%*	2.40%*	2.52%	1.69	%*

Ratio of net income (loss)
to average net assets			2.63%	(0.73	)%*	1.35%*	1.02%	1.75	%*

*	Annualized.
**	Commencement of offering of shares.
†	Since the Fund’s inception, the Manager has contractually undertaken to reimburse expenses other than management fees and distribution and service fees to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until December 31, 2006.
††	For the year ended September 30, 2002.
†††	For the year ended September 30, 2003.

See Notes to Financial Statements.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 18, 2004.

In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present. In reaching their determination relating to the continuance of the Management Agreement, the directors considered all factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects any economies of scale for the benefit of investors;

7.	the Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

11.	information about fees charged by the Manager to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, and the Manager’s responsiveness to concerns raised by them in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors also considered the Manager’s response to recent regulatory compliance issues affecting it and other investment companies in the Seligman Group of Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the directors included operating profit margin information for the Manager’s investment company

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manger’s chief financial officer assumptions and methods of allocation used by the Manager in preparing fund-specific profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Fund. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s policies with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2004 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2004.

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Corporate Debt BBB-Rated Fund Average, the Lehman US Government/Credit Bond Index and a group of 11 competitor funds selected by the Manager. The comparative information showed that the Fund’s investment results generally were below the Lipper average, the index and the competitor average over the various periods, and that its

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Lipper ranking was substantially below median. The Manager acknowledged that the Fund’s performance was significantly below average and stated that the Manager continued to seek ways to enhance its investment capabilities with a view to improving the Fund’s relative investment performance. The directors concluded that they were satisfied that the Manager was addressing their concerns and retained confidence in the Manager’s capabilities to manage the Fund.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The information showed that the Fund’s current effective management fee rate of 0.50% was significantly lower than both the average and the median for the Fund’s peer group. The Fund’s peer group consisted of 30 funds in the Lipper Corporate Debt BBB-Rated Fund category having between $5 million and $100 million of average net assets in their most recent fiscal year. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund. One such client is an unregistered investment company whose shares are sold primarily outside the United States. The fee rate charged to this company is higher than the fee rate charged to the Fund. In addition, the management fee rate paid by the Investment Grade Fixed Income Portfolio of Seligman Portfolios, Inc., a “clone” of the Fund, is less than the fee rate charged to the Fund. The Manager explained that in view of its small size and the fact that, at various times, all of the Portfolios of Seligman Portfolios, Inc. had been subsidized by the Manager, the Manager had determined not to seek a fee rate increase for the Investment Grade Fixed Income Portfolio to match the fee rate of the Fund.

The Manager also manages accounts for institutional clients with investment objectives similar to the Fund. The fee rates payable by the Manager’s institutional clients are lower, and in some cases much lower, than the rates paid by the Fund. The Manager reviewed with the directors the significant differences in the scope of services the Manager provides to institutional clients and to the Fund. For example, the Management Agreement requires the Manager to provide, among other things, office facilities, officers (including the Fund’s Chief Compliance Officer and officers to provide required certifications) and administrative services, such as shareholder communications, corporate housekeeping, tax compliance and securities law filings, with the attendant costs and exposure to liability. The Manager also coordinates the provision of services to the Fund by nonaffiliated service providers. Many of these services normally are not provided to non-investment company clients, and fees charged to the Fund reflect the costs and risks of the additional obligations. The Manager also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. Accordingly, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others. In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of ser-vice. The Manager explained that the Fund has a relatively large number of small shareholder accounts and a high volume of purchase and redemption activity, which tends to result in higher expenses because the cost of shareholder services for a

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

small account is similar to that for a large account, and because each purchase or redemption of the Fund’s shares results in a charge to the Fund. The Manager added that these higher expenses are reflected in the fees of SDC. The directors concluded that the marginal extra cost of SDC was reasonable in light of the high quality of service it provided.

The directors also noted that the Fund’s expense ratio was well within the range for funds in the peer group although somewhat higher than the peer group median. The Manager noted that the Fund’s somewhat high expense ratio was largely attributable to the Fund’s small size (approximately $31 million) and costs resulting from a large number of small accounts and high transaction volume. The directors noted that the Manager was waiving its fees or reimbursing the Fund’s expenses to the extent that those expenses (other than management fees, 12b-1 fees and extraordinary expenses) exceeded 0.50% per year, and that the effect of this waiver was reflected in the expense ratio information they reviewed. The Manager explained that the expense ratios of some peer group funds also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors were satisfied that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Board of Directors

Robert B. Catell 2, 3	William C. Morris

• Chairman, Chief Executive Officer and Director,	•	Chairman, J. & W. Seligman & Co. Incorporated
KeySpan Corporation	•	Chairman, Carbo Ceramics Inc.

John R. Galvin 1, 3	Leroy C. Richie 1, 3

• Dean Emeritus,	•	Chairman and Chief Executive Officer,
Fletcher School of Law and Diplomacy at Tufts		Q Standards Worldwide, Inc.
University	•	Director, Kerr-McGee Corporation

Alice S. Ilchman 2, 3	Robert L. Shafer 2, 3

• President Emerita, Sarah Lawrence College	•	Ambassador and Permanent Observer of the
• Director, Jeannette K. Watson Summer		Sovereign and Military Order of Malta to the
Fellowship		United Nations
• Trustee, Committee for Economic Development
James N. Whitson 1, 3
Frank A. McPherson 2, 3
	•	Retired Executive Vice President and Chief
• Retired Chairman of the Board and Chief		Operating Officer, Sammons Enterprises, Inc.
Executive Officer, Kerr-McGee Corporation	•	Director, CommScope, Inc.
• Director, ConocoPhillips
• Director, Integris Health	Brian T. Zino

John E. Merow* 1, 3	•	Director and President,
J. & W. Seligman & Co. Incorporated
• Retired Chairman and Senior Partner,	•	Chairman, Seligman Data Corp.
Sullivan & Cromwell LLP	•	Director, ICI Mutual Insurance Company
• Director, Aleris International, Inc.	•	Member of the Board of Governors,
• Trustee, New York-Presbyterian Hospital		Investment Company Institute

Betsy S. Michel 1, 3
	*	Retired May 19, 2005.
• Trustee, The Geraldine R. Dodge Foundation	Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris	Thomas G. Rose

Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel

President and Chief Executive Officer	Vice President and Treasurer

Eleanor T.M. Hoagland	Frank J. Nasta

Vice President and Chief Compliance Officer	Secretary

Christopher J. Mahony

Vice President

For More Information

Important Telephone Numbers

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone
Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman. com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Investment Grade Fixed Income Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

TXIG3 3/05

ITEM 2	CODE OF ETHICS.
Not applicable.

ITEM 3	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.
Not applicable.

ITEM 9	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of principal executive officer and principal financial officer as required
		by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)	(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule
		30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	June 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	June 3, 2005

By:	/S/ LAWRENCE P. VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	June 3, 2005

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

EXHIBIT INDEX

(a)	(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certification of chief executive officer and chief financial officer as required by
Rule 30a-2(b) of the Investment Company Act of 1940.